Exhibit 10.1

SIXTH AMENDMENT AND REAFFIRMATION AGREEMENT
THIS SIXTH AMENDMENT AND REAFFIRMATION AGREEMENT is dated as of December 31, 2019 (this “Agreement”), by and among GSE SYSTEMS, INC., a Delaware corporation (“Parent”), GSE PERFORMANCE SOLUTIONS, INC., a Delaware corporation (“GSE Performance” and collectively with Parent, the “Borrowers” and each a “Borrower”), GSE TRUE NORTH CONSULTING, LLC, a Delaware limited liability company (“True North”), HYPERSPRING, LLC, a Delaware limited liability company (“Hyperspring”), ABSOLUTE CONSULTING, INC., a Delaware corporation (“Absolute” and together with True North and Hyperspring collectively, the “Original Guarantors” and each an “Original Guarantor”), DP ENGINEERING, LLC, formerly DP Engineering Ltd. Co., a Delaware limited liability company (“DP Engineering” and together with the Original Guarantors collectively, the “Guarantors” and each a “Guarantor” and together with the Borrowers collectively, the “Loan Parties” and each a “Loan Party”), and CITIZENS BANK, NATIONAL ASSOCIATION (the “Bank”).  Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below) or the Guaranty (as defined below), as applicable.
WHEREAS, pursuant to the terms of that certain Credit and Security Agreement, dated as of December 29, 2016 (as the same may have been amended, renewed, replaced, or supplemented from time to time prior to the Closing Date (as defined in the Credit Agreement), the “Original Credit Agreement”), by and among Borrowers and Bank, the Bank agreed to provide a revolving line of credit to Borrowers in an amount not to exceed $5,000,000 pursuant to a revolving line of credit note dated as of the Initial Closing Date (as defined in the Credit Agreement) of the Borrowers payable to the order of the Bank (the “RLOC Note”);
WHEREAS, Hyperspring executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the “Hyperspring Guaranty”) dated as of December 29, 2016 in favor of Bank in connection with Borrower entering into the Original Credit Agreement;
WHEREAS, Absolute executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the “Absolute Guaranty”) dated as of September 20, 2017 in favor of Bank in connection with the Original Credit Agreement;
WHEREAS, True North executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the “True North Guaranty”) dated as of May 11, 2018 in favor of Bank in connection with the Credit Agreement;
WHEREAS, GSE Performance executed and delivered a Pledge Agreement (as the same may have been amended, restated or modified from time to time, the “GSE Performance Pledge Agreement”) dated as of September 20, 2017 in favor of Bank in connection with the Original Credit Agreement;

WHEREAS, Borrowers and Bank entered into that certain Amended and Restated Credit Agreement (as the same may have been amended, restated or modified from time to time, the “Credit Agreement”) dated as of May 11, 2018 to continue the RLOC and to provide for a Term Loan Facility in a principal amount up to $25,000,000;
WHEREAS, Original Guarantors and Bank entered into that certain Security Agreement (as the same may have been amended, restated or modified from time to time, the “Security Agreement”) dated as of May 11, 2018;
WHEREAS, pursuant to that certain Amendment and Reaffirmation Agreement dated as of May 11, 2018, the Borrowers, the Original Guarantors and the Bank agreed to amend the terms and conditions of the RLOC Note and the GSE Performance Pledge Agreement;
WHEREAS, pursuant to that certain Second Amendment and Reaffirmation Agreement dated as of  May 25, 2018, the Borrowers, the Original Guarantors and the Bank agreed to amend certain terms and conditions of the Credit Documents to reflect the conversion of True North to a Delaware limited liability company;
WHEREAS, on February 15, 2019, (i) GSE Performance acquired all of the membership interests of DP Engineering, (ii) the Borrowers, the Guarantors and the Bank executed that certain Third Amendment and Reaffirmation Agreement dated as of such date and (iii) DP Engineering executed and delivered a (a) Guaranty and Suretyship Agreement (the “DP Engineering Guaranty” and together with the True North Guaranty, the Hyperspring Guaranty and Absolute Guaranty collectively, the “Guaranty”) in favor of Bank in connection with the Credit Agreement and (b) Pledge Agreement in favor of Bank in connection with the Credit Agreement;
WHEREAS, pursuant to that certain Fourth Amendment and Reaffirmation Agreement dated as of March 20, 2019, the Borrowers, the Guarantors and the Bank agreed to amend certain terms and conditions of the Credit Documents to reflect the conversion of DP Engineering to a Delaware limited liability company;
WHEREAS, pursuant to that certain Fifth Amendment and Reaffirmation Agreement dated as of June 28, 2019, the Borrowers, the Guarantors and the Bank agreed to amend certain financial covenants in the Credit Agreement; and
WHEREAS, the parties hereto intend to amend certain financial covenants in the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, under seal, as follows:

ARTICLE I
Section 1.01. Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:
(a) The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:
““Refinance Terms” means Borrower’s option to refinance the Term Loan Facility upon the following terms: (i) principal payments on the Delayed Draw Term Loans shall be made in accordance with up to a five (5) year amortization schedule, (ii) Borrower shall pay Bank seventy five percent (75%) of Excess Cash Flow for any fiscal year, and (iii) the Termination Date for the Term Loan Facility shall be the earlier of (y) May 11, 2023 or (z) the date the Term Loan Facility is terminated pursuant to Section 2.5 or Section 9.2 of this Agreement; notwithstanding the foregoing, any refinance of the Term Loan Facility shall be subject to terms and conditions satisfactory to Bank.
For purposes of this definition of “Refinance Terms”, “Excess Cash Flow” means  with respect to the Borrower and its Subsidiaries on a consolidated basis, for any applicable period of determination, in each case, determined in accordance with GAAP, (a) the sum of, without duplication (i) Consolidated Net Income, (ii) interest expense, (iii) any provision for income taxes deducted in the calculation of Consolidated Net Income, and (iv) depreciation expense and amortization expense, minus (b) the sum of, without duplication (i) the aggregate amount of income taxes paid in cash, (ii) cash interest expense deducted in determining Consolidated Net Income, (iii) the aggregate amount of permanent principal payments of Indebtedness, including, without limitation, permanent repayments of the principal component of Capital Lease Obligations, (iv) the aggregate amount of all Unfinanced Capital Expenditures, (v) any other Distribution paid in cash to the extent permitted under this Agreement, (vi) any fees, costs, and expenses paid in connection with the Credit Documents, and (vii) any cash exchanges or performance losses relating to any hedge or swap agreements.”
““USA Liquidity” means the sum of (i) the Borrower’s and its Subsidiaries’ unrestricted United States cash and cash equivalents plus (ii) the Availability Amount.”
(b)  The following sentence is hereby appended to the definition of “Fixed Charge Coverage Ratio” in Section 1.1 of the Credit Agreement:
“No Excess Cash Flow repayments made by Borrower to Bank shall be included in the calculation of the “Fixed Charge Coverage Ratio.”

(c)  The following paragraphs are hereby appended to Section 2.6 of the Credit Agreement:
“By no later than March 31, 2020, the Borrower shall prepay the Delayed Draw Term Loans in an aggregate principal amount equal to $1,000,000, which shall be made in accordance with Section 2.7 of this Agreement.
By no later than June 30, 2020, the Borrower shall prepay the Delayed Draw Term Loans in an aggregate principal amount equal to an additional $1,000,000, which shall be made in accordance with Section 2.7 of this Agreement.”
 (d)  Section 7.1 of the Credit Agreement is hereby deleted and replaced with the following new Section 7.1:
“Section 7.1.  Fixed Charge Coverage Ratio.  Borrower and its Subsidiaries shall maintain a minimum Fixed Charge Coverage Ratio of 1.25 to 1.00, to be tested quarterly as of the last day of each quarter beginning with the quarter ending September 30, 2020, on rolling four-quarter basis, calculated based on the financial statements received by the Bank in accordance with the terms of this Agreement, and for the testing dates on September 30, 2020, December 31, 2020, March 31, 2021, and June 30, 2021 the Fixed Charge Coverage Ratio shall be calculated based on the pro-forma debt service of Borrower and its Subsidiaries.”
(e)  Section 7.2 of the Credit Agreement is hereby deleted and replaced with the following new Section 7.2:
“Section 7.2.  Leverage Ratio.  Borrower and its Subsidiaries shall not exceed a maximum Leverage Ratio, to be tested quarterly as of the last day of each quarter beginning with the quarter ending September 30, 2020, on a rolling four-quarter basis, calculated based on the financial statements received by the Bank in accordance with the terms of this Agreement, as follows:  (i)  2.50 to 1.00 for the period ending on September 30, 2020 and (ii) 2.25 to 1.00 for the periods ending on each December 31st, March 31st, June 30th and September 30th thereafter.”
(f)  The following new Section 7.4 is hereby added to the Credit Agreement:
“Section 7.4  Minimum Consolidated Adjusted EBITDA. Borrower and its Subsidiaries shall maintain a minimum Consolidated Adjusted EBITDA, to be tested as of December 31, 2019, March 31, 2020, and June 30, 2020 of $4,250,000.00.”
(g)  The following new Section 7.5 is hereby added to the Credit Agreement:
“Section 7.5  Minimum USA Liquidity. Borrower and its Subsidiaries shall maintain a minimum USA Liquidity of at least $5,000,000.00 in the aggregate, to be tested bi-weekly as of the fifteenth (15th) and the last day of each month beginning on December 31, 2019 and thereafter until June 30, 2020 and to be reported by Borrower to Bank within five (5) Business Days of such measurement date.”
(h)  Section 8.3 of the Credit Agreement is hereby deleted and replaced with the following:
“Section 8.3  Cash Position Reporting.  On the fifteenth (15th) and the last day of each calendar month, bank account statements of Borrower and its Subsidiaries or other information required by Bank in order to determine the aggregate dollar amount of the United States cash and cash equivalents of Borrower and its Subsidiaries in form and content satisfactory to Bank.”
(i)  The following new Section 10.22 is hereby added to the Credit Agreement:
“Section 10.22  Term Loan Facility Refinance.  (a) After delivery of the Compliance Certificate by Borrower to Bank for the period ending on June 30, 2020 and the Bank’s review of the Compliance Certificate to confirm no Default or Event of Default exists as of the date thereof; and (b) so long as the Leverage Ratio of Borrower and its Subsidiaries for the fiscal quarter ending on June 30, 2020 does not exceed 2.6:1.00, calculated on a rolling four-quarter basis and based on the financial statements received by the Bank in accordance with the terms of this Agreement, the Borrower shall have the option to refinance the Term Loan Facility in accordance with the Refinance Terms.”
ARTICLE II

Reaffirmation
Section 2.01. Reaffirmation.
(a) Each Guarantor hereby: (i) affirms and confirms its guarantee and other commitments and obligations, under the Guaranty, the Security Agreement and any other Credit Documents executed by such Guarantor and (ii) confirms that each guarantee and other commitments and obligations under the Guaranty, the Security Agreement and any other Credit Documents executed by such Guarantor shall continue to be in full force and effect and shall continue to accrue to the benefit of the Bank notwithstanding the effectiveness of the Credit Agreement.
(b) Each Borrower hereby affirms the execution and delivery to Bank of the Credit Documents, and the Credit Documents are continued in full force and effect and are in all respects hereby affirmed and ratified.
ARTICLE III

Representations and Warranties
Each Loan Party, to the extent applicable, hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

Section 3.01. Organization.  Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.
Section 3.02. Authority; Enforceability.  Each Loan Party has the corporate or limited liability company power to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate and other action, to authorize the execution, delivery and performance by it of this Agreement.  Each Loan Party has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with the terms hereof.
Section 3.03. Credit Documents.  The representations and warranties made by each Loan Party and set forth in the Credit Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case any such representation and warranty shall have been true and correct as of such earlier date).
ARTICLE IV

Miscellaneous
Section 4.01. Conditions to Effectiveness of Agreement.  The Bank’s willingness to agree to the amendments set forth in this Agreement is subject to (a) the execution and delivery of this Agreement by the Borrowers and Guarantors to the Bank and (b) the payment by Borrowers to the Bank of $3,000,000 to be applied to the repayment of the Term Loan Facility pursuant to the Credit Agreement.
Section 4.02. Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 10.9 of the Credit Agreement or Section 13 of the Guaranty, as applicable.
Section 4.03. Expenses.  Each Loan Party acknowledges and agrees that the Bank shall be entitled to reimbursement of expenses as provided in Section 10.2 of the Credit Agreement and Section 10 of the Guaranty, as applicable.
Section 4.04. Credit Document.  This Agreement is a “Credit Document” executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
Section 4.05. Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 4.06. No Novation.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Documents, which shall remain in full force and effect except as modified by this Agreement and the Credit Agreement.

Section 4.07. Governing Law; Waiver of Jury Trial.  This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware. EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT OR INSTITUTED BY ANY PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF ANY PARTY, ON OR WITH RESPECT TO THIS AGREEMENT, ANY OF THE OTHER DOCUMENTS, THE COLLATERAL OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, WHETHER BY CLAIM OR COUNTERCLAIM.
Section 4.08. Remaining Force and Effect.  Except as specifically amended hereby, the Credit Documents remain in full force and effect in accordance with their original terms and conditions.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed under seal by its respective authorized officers as of the day and year first above written.
BANK:
Witness/Attest:	CITIZENS BANK, NATIONAL ASSOCIATION
/s/ Benjamin Rogers	By:	/s/ Edward S. Winslow (SEAL)
Benjamin Rogers	Edward S. Winslow Senior Vice President
BORROWERS:
Witness/Attest:	GSE SYSTEMS, INC.
/s/ Pamela G. Schlachter	By:	/s/ Emmett Pepe (SEAL)
Emmett Pepe Chief Financial Officer
Witness/Attest:	GSE PERFORMANCE SOLUTIONS, INC.
/s/ Pamela G. Schlachter	By:	/s/ Emmett Pepe (SEAL)
Emmett Pepe Treasurer
GUARANTORS:
Witness/Attest:	ABSOLUTE CONSULTING, INC.
/s/ Pamela G. Schlachter	By:	/s/ Emmett Pepe (SEAL)
Emmett Pepe Treasurer
Witness/Attest:	HYPERSPRING, LLC
/s/ Pamela G. Schlachter	By:	/s/ Emmett Pepe (SEAL)
Emmett Pepe Treasurer
Witness/Attest:	GSE TRUE NORTH CONSULTING, LLC
/s/ Pamela G. Schlachter	By:	/s/ Emmett Pepe (SEAL)
Emmett Pepe Treasurer
Witness/Attest:	DP ENGINEERING, LLC
/s/ Pamela G. Schlachter	By:	/s/ Emmett Pepe (SEAL)
Emmett Pepe Treasurer